UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2192

THE DREYFUS THIRD CENTURY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus

Third Century Fund, Inc.

ANNUAL REPORT May 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
33	Proxy Results
34	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc., covering the 12-month period from June 1, 2013, through May 31, 2014. For information about how the fund performed during the reporting period, as well general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The past year witnessed a gradual strengthening of U.S. and global economic data, heightened market volatility stemming from a shift to a more moderately accommodative monetary policy from the Federal Reserve Board, generally strong corporate earnings growth, and impressive gains from U.S. stocks. Although U. GDP growth generally stalled over the opening months of 2014 due to harsh winter weather, the expiration of extended unemployment benefits, and the deceleration of inventory accumulation by businesses, investors largely appeared to shrug off these disappointments as some broad measures of large-cap U.S. stock market performance either achieved or approached new all-time highs by the reporting period’s end.

We already have seen evidence that the economic recovery’s pause over the winter of 2014 may prove temporary, and we currently expect to see accelerating growth past financial stresses continue to fade and fiscal drags abate in the public sector However, stocks generally have risen to higher valuations after the sustained market rally, and in our judgment, selectivity is likely to be key to successful equity investing in the months ahead. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 16, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2013, through May 31, 2014, as provided by Warren Chiang, C Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2014,The Dreyfus Third Century Fund’s Class A shares produced a total return of 20.37%, Class C shares returned 19.33%, Class I shares returned 20.65%, and Class Z shares returned 20.50%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of 20.42% for the same period.2

Stocks rallied over the reporting period as the U.S. economic recovery gained momentum.The fund’s returns were roughly in line with its benchmark, as strong stock selections in the materials, financials, and energy sectors were balanced by shortfalls in the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal.To pursue these goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis, and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates. We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria. We further examine companies determined to be eligible, by industry or sector, and select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas social concern.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap, and small-cap stocks.

Recovering Economy Fueled Market’s Gains

Stocks climbed over the reporting period during a sustained U.S. economic recovery fueled by falling unemployment, rebounding housing markets, and historically low short-term interest rates. However, the reporting period began with pronounced market weakness stemming from the Federal Reserve Board’s (the “Fed”) plans to back gradually away from its open-ended quantitative easing program. Equity markets generally stabilized over the summer of 2013, and investors were relieved when the Fed refrained from starting the tapering process in September and October, sparking robust market rallies. Stocks continued to advance over the final months of last year amid new releases of encouraging economic data.

The market gave back some of its gains in January 2014 when concerns resurfaced regarding economic slowdowns and political instability in the world’s emerging markets, but stocks subsequently rebounded when investors’ worst fears did not materialize. By the end of the reporting period, some broad measures of stock market performance, including the S&P 500 Index, had reached new record highs.

Financial Stocks Buoyed Fund Performance

The fund participated fully in the S&P 500 Index’s gains over the reporting period, supported by overweighted exposure to and favorable security selections within the financials sector. Most notably, the fund’s position in diversified asset manager Waddell & Reed Financial advanced strongly when the company’s assets under management increased in the midst of rising financial markets. In the energy sector, natural gas distributor Spectra Energy gained value after restructuring the company and moving some of its assets to a limited partnership.

Among industrial companies, Southwest Airlines fared well in an improving business climate characterized by rising demand for limited passenger capacity. Southwest Airlines also is known as an industry leader in promoting socially responsible environmental and employee relations policies. Likewise, International Flavors & Fragrances posted stronger earnings while adopting more environmentally friendly policies in its research-and-development and manufacturing operations.

Disappointments during the reporting period included organic grocery chain Whole Foods Market, which lost value when management reduced its earnings forecast due to intensifying competitive pressures and weaker-than-expected same-store sales growth.Technology company Jabil Circuit announced a quarterly earnings shortfall stemming from greater competition among semiconductor manufacturers. Technology industry giant International Business Machines fell out of favor among investors who generally preferred newer technology providers engaged in cloud computing and mobile communications businesses.

Maintaining a Disciplined Investment Approach

While our bottom-up investment process considers potential investments one company at a time, we nonetheless have been encouraged by the shift in market leadership toward companies with good earnings quality, strong business fundamentals, and attractive valuations.We have identified an ample number of companies meeting our investment and social criteria in the information technology sector. We also have found more energy companies with attractive valuations and environmentally sensitive operations, leading us to increase the fund’s energy holdings to levels commensurate with the benchmark.

June 16, 2014

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
The Dreyfus Third Century Fund, Inc. on 5/31/04 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Dreyfus Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
The Index is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund, Inc.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/14

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	13.43%	15.68%	6.43%
without sales charge	20.37%	17.05%	7.06%
Class C shares
with applicable redemption charge †	18.33%	16.20%	6.27%
without redemption	19.33%	16.20%	6.27%
Class I shares	20.65%	17.49%	7.42%
Class Z shares	20.50%	17.34%	7.33%
Standard & Poor’s 500
Composite Stock Price Index	20.42%	18.38%	7.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.
† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from December 1, 2013 to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2014
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.33	$10.36	$4.78	$5.30
Ending value (after expenses)	$1,082.40	$1,078.30	$1,084.20	$1,083.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2014
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.14	$10.05	$4.63	$5.14
Ending value (after expenses)	$1,018.85	$1,014.96	$1,020.34	$1,019.85

† Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 2.00% for Class C, .92% for Class I and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2014

Common Stocks—98.5%	Shares		Value ($)
Banks—2.2%
Comerica	111,700		5,358,249
KeyCorp	88,450		1,210,880
Regions Financial	58,050		591,530
			7,160,659
Capital Goods—9.0%
3M	19,800		2,822,490
Caterpillar	15,500		1,584,565
Fluor	47,000		3,528,760
General Electric	88,250		2,364,217
Ingersoll-Rand	25,100		1,501,482
Jacobs Engineering Group	24,400	[a]	1,343,708
Lockheed Martin	19,600		3,207,540
Masco	136,300		2,903,190
Parker Hannifin	34,400		4,307,912
Precision Castparts	6,200		1,568,476
Snap-on	32,150		3,770,230
			28,902,570
Consumer Durables & Apparel—.9%
Hasbro	21,200		1,138,440
Michael Kors Holdings	18,400	[a]	1,736,592
			2,875,032
Consumer Services—2.3%
Marriott International, Cl. A	120,900		7,449,858
Diversified Financials—4.3%
American Express	70,400		6,441,600
State Street	21,000		1,370,670
T. Rowe Price Group	35,850		2,922,851
Waddell & Reed Financial, Cl. A	49,950		3,015,981
			13,751,102
Energy—12.8%
Baker Hughes	48,500		3,420,220
ConocoPhillips	79,450		6,351,233
Denbury Resources	215,600		3,641,484
Devon Energy	51,800		3,828,020
EOG Resources	16,100		1,703,380
EQT	18,000		1,923,840

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Hess	43,400	3,962,420
Marathon Petroleum	37,450	3,347,655
National Oilwell Varco	40,800	3,340,296
Phillips 66	23,300	1,975,607
Pioneer Natural Resources	8,400	1,765,344
Schlumberger	15,800	1,643,832
Spectra Energy	108,750	4,413,075
		41,316,406
Food & Staples Retailing—1.2%
Kroger	17,550	837,837
Whole Foods Market	75,500	2,887,120
		3,724,957
Food, Beverage & Tobacco—4.1%
Coca-Cola Enterprises	91,200	4,162,368
Hershey	49,250	4,793,995
Mondelez International, Cl. A	45,700	1,719,234
PepsiCo	28,200	2,490,906
		13,166,503
Health Care Equipment & Services—3.7%
AmerisourceBergen	54,050	3,955,379
Becton Dickinson & Co.	31,200	3,672,240
Cigna	18,000	1,616,040
Patterson	68,500	2,682,460
		11,926,119
Household & Personal Products—.8%
Clorox	16,850	1,510,097
Procter & Gamble	14,000	1,131,060
		2,641,157
Insurance—1.9%
Marsh & McLennan	52,900	2,659,283
Principal Financial Group	35,100	1,641,627
Travelers	18,600	1,738,170
		6,039,080
Materials—7.0%
Alcoa	142,600	1,940,786
Avery Dennison	63,950	3,242,265
Ball	93,000	5,613,480

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Dow Chemical	32,000		1,667,840
Ecolab	14,300		1,561,417
International Flavors & Fragrances	53,650		5,325,299
Sigma-Aldrich	33,950		3,345,094
			22,696,181
Media—3.7%
Discovery Communications, Cl. A	17,250	[a]	1,327,560
Scripps Networks Interactive, Cl. A	60,150		4,599,069
Time Warner	22,700		1,585,141
Time Warner Cable	20,300		2,865,548
Walt Disney	19,200		1,612,992
			11,990,310
Pharmaceuticals, Biotech & Life Sciences—9.1%
Agilent Technologies	97,700		5,563,038
Allergan	13,050		2,185,353
AstraZeneca, ADR	32,725		2,362,745
Biogen Idec	10,950	[a]	3,497,102
Bristol-Myers Squibb	16,750		833,145
Eli Lilly & Co	49,600		2,969,056
Gilead Sciences	42,300	[a]	3,435,183
Merck & Co	61,550		3,561,283
Novartis, ADR	7,525		677,701
Waters	40,500	[a]	4,056,480
			29,141,086
Retailing—3.1%
Bed Bath & Beyond	13,650	[a]	830,603
Gap	148,000		6,102,040
O’Reilly Automotive	2,250	[a]	332,888
PetSmart	20,000		1,149,400
The TJX Companies	26,700		1,453,815
			9,868,746
Semiconductors & Semiconductor
Equipment—3.4%
Applied Materials	340,150		6,867,628
Intel	87,600		2,393,232
Lam Research	29,300		1,817,772
			11,078,632

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services—11.7%
Accenture, Cl. A	21,200		1,726,740
CA	129,750		3,722,528
Google, Cl. A	1,400	[a]	800,310
Google, Cl. C	1,400	[a]	785,372
International Business Machines	32,200		5,936,392
Intuit	55,050		4,364,915
Microsoft	216,800		8,875,792
Oracle	130,925		5,501,468
Symantec	121,300		2,667,387
Xerox	272,900		3,370,315
			37,751,219
Technology Hardware & Equipment—12.8%
Apple	16,725		10,586,925
Cisco Systems	222,875		5,487,182
EMC	172,175		4,572,968
Hewlett-Packard	115,200		3,859,200
Jabil Circuit	206,000		3,876,920
Motorola Solutions	62,650		4,223,863
QUALCOMM	41,300		3,322,585
Seagate Technology	34,900		1,875,177
TE Connectivity	30,150		1,792,719
Teradata	39,000	[a]	1,637,610
			41,235,149
Telecommunication Services—1.4%
AT&T	39,850		1,413,479
Verizon Communications	64,800		3,237,408
			4,650,887
Transportation—2.7%
Norfolk Southern	20,200		2,035,150
Southwest Airlines	183,800		4,861,510
Union Pacific	9,450		1,883,102
			8,779,762
Utilities—.4%
Pinnacle West Capital	22,100		1,224,782
Total Common Stocks
(cost $236,109,758)			317,370,197

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,097,215)	4,097,215 [b]	4,097,215

Total Investments (cost $240,206,973)	99.8%	321,467,412
Cash and Receivables (Net)	.2%	632,128
Net Assets	100.0%	322,099,540

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	12.8	Retailing	3.1
Technology Hardware & Equipment	12.8	Transportation	2.7
Software & Services	11.7	Consumer Services	2.3
Pharmaceuticals,		Banks	2.2
Biotech & Life Sciences	9.1	Insurance	1.9
Capital Goods	9.0	Telecommunication Services	1.4
Materials	7.0	Money Market Investment	1.3
Diversified Financials	4.3	Food & Staples Retailing	1.2
Food, Beverage & Tobacco	4.1	Consumer Durables & Apparel	.9
Health Care Equipment & Services	3.7	Household & Personal Products	.8
Media	3.7	Utilities	.4
Semiconductors &
Semiconductor Equipment	3.4		99.8

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		236,109,758		317,370,197
Affiliated issuers			4,097,215	4,097,215
Receivable for investment securities sold				10,342,017
Dividends receivable				623,740
Receivable for shares of Common Stock subscribed				19,646
Prepaid expenses				37,663
				332,490,478
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				252,064
Cash overdraft due to Custodian				631
Payable for investment securities purchased				9,710,888
Payable for shares of Common Stock redeemed				353,551
Accrued expenses				73,804
				10,390,938
Net Assets ($)				322,099,540
Composition of Net Assets ($):
Paid-in capital				201,128,241
Accumulated undistributed investment income—net				2,642,410
Accumulated net realized gain (loss) on investments				37,068,450
Accumulated net unrealized appreciation
(depreciation) on investments				81,260,439
Net Assets ($)				322,099,540

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	24,319,950	5,799,781	8,629,093	283,350,716
Shares Outstanding	1,641,133	428,821	573,688	18,846,455
Net Asset Value Per Share ($)	14.82	13.52	15.04	15.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $20,459 foreign taxes withheld at source):
Unaffiliated issuers	5,762,721
Affiliated issuers	2,242
Income from securities lending—Note 1(b)	3,323
Total Income	5,768,286
Expenses:
Management fee—Note 3(a)	2,254,764
Shareholder servicing costs—Note 3(c)	517,497
Professional fees	91,047
Prospectus and shareholders’ reports	60,520
Registration fees	54,942
Directors’ fees and expenses—Note 3(d)	54,761
Distribution fees—Note 3(b)	38,738
Custodian fees—Note 3(c)	22,939
Loan commitment fees—Note 2	2,716
Interest expense—Note 2	254
Miscellaneous	27,043
Total Expenses	3,125,221
Less—reduction in fees due to earnings credits—Note 3(c)	(678)
Net Expenses	3,124,543
Investment Income—Net	2,643,743
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,076,156
Net unrealized appreciation (depreciation) on investments	16,682,441
Net Realized and Unrealized Gain (Loss) on Investments	53,758,597
Net Increase in Net Assets Resulting from Operations	56,402,340

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2014	2013
Operations ($):
Investment income—net	2,643,743	3,345,486
Net realized gain (loss) on investments	37,076,156	7,411,179
Net unrealized appreciation
(depreciation) on investments	16,682,441	48,754,812
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,402,340	59,511,477
Dividends to Shareholders from ($):
Investment income—net:
Class A	(197,843)	(72,861)
Class C	(29,468)	—
Class I	(96,985)	(31,201)
Class Z	(3,012,213)	(1,592,358)
Net realized gain on investments:
Class A	(497,936)	(29,145)
Class C	(138,888)	(7,480)
Class I	(189,865)	(6,890)
Class Z	(6,586,405)	(432,794)
Total Dividends	(10,749,603)	(2,172,729)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,442,348	3,472,183
Class C	1,190,955	557,353
Class I	3,912,214	1,932,669
Class Z	4,773,799	3,761,212
Dividends reinvested:
Class A	658,365	96,032
Class C	107,254	5,136
Class I	150,952	14,462
Class Z	9,148,349	1,921,764
Cost of shares redeemed:
Class A	(5,493,822)	(3,987,404)
Class C	(589,086)	(368,677)
Class I	(1,005,091)	(974,554)
Class Z	(26,599,714)	(23,954,383)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,303,477)	(17,524,207)
Total Increase (Decrease) in Net Assets	40,349,260	39,814,541
Net Assets ($):
Beginning of Period	281,750,280	241,935,739
End of Period	322,099,540	281,750,280
Undistributed investment income—net	2,642,410	3,335,176

		Year Ended May 31,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	613,566	312,758
Shares issued for dividends reinvested	48,732	8,917
Shares redeemed	(397,015)	(358,383)
Net Increase (Decrease) in Shares Outstanding	265,283	(36,708)
Class Ca
Shares sold	96,638	52,577
Shares issued for dividends reinvested	8,663	518
Shares redeemed	(46,213)	(34,642)
Net Increase (Decrease) in Shares Outstanding	59,088	18,453
Class I
Shares sold	281,146	168,785
Shares issued for dividends reinvested	11,026	1,326
Shares redeemed	(70,557)	(84,202)
Net Increase (Decrease) in Shares Outstanding	221,615	85,909
Class Z
Shares sold	341,303	327,379
Shares issued for dividends reinvested	668,250	176,309
Shares redeemed	(1,897,590)	(2,092,241)
Net Increase (Decrease) in Shares Outstanding	(888,037)	(1,588,553)

a	During the period ended May 31, 2013, 9,528 Class C shares representing $112,426 were exchanged for 8,749 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.76	10.24	10.61	8.36	7.08
Investment Operations:
Investment income—net[a]	.10	.13	.05	.03	.03
Net realized and unrealized
gain (loss) on investments	2.45	2.46	(.38)	2.24	1.25
Total from Investment Operations	2.55	2.59	(.33)	2.27	1.28
Distributions:
Dividends from investment income—net	(.14)	(.05)	(.04)	(.02)	—
Dividends from net realized
gain on investments	(.35)	(.02)	—	—	—
Total Distributions	(.49)	(.07)	(.04)	(.02)	—
Net asset value, end of period	14.82	12.76	10.24	10.61	8.36
Total Return (%)[b]	20.37	25.47	(3.13)	27.18	18.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.25	1.31	1.39	1.35
Ratio of net expenses
to average net assets	1.22	1.25	1.31	1.39	1.35
Ratio of net investment income
to average net assets	.70	1.11	.46	.32	.40
Portfolio Turnover Rate	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period ($ x 1,000)	24,320	17,562	14,469	15,154	13,252

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.72	9.43	9.80	7.75	6.63
Investment Operations:
Investment income (loss)—net[a]	(.01)	.04	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	2.23	2.27	(.34)	2.08	1.17
Total from Investment Operations	2.22	2.31	(.37)	2.05	1.14
Distributions:
Dividends from investment income—net	(.07)	—	—	—	(.02)
Dividends from net realized
gain on investments	(.35)	(.02)	—	—	—
Total Distributions	(.42)	(.02)	—	—	(.02)
Net asset value, end of period	13.52	11.72	9.43	9.80	7.75
Total Return (%)[b]	19.33	24.55	(3.78)	26.45	17.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.99	2.00	2.05	2.00	2.09
Ratio of net expenses
to average net assets	1.99	2.00	2.05	2.00	2.09
Ratio of net investment income
(loss) to average net assets	(.07)	.35	(.27)	(.29)	(.39)
Portfolio Turnover Rate	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period ($ x 1,000)	5,800	4,332	3,313	2,944	2,652

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.95	10.39	10.77	8.48	7.23
Investment Operations:
Investment income—net[a]	.14	.17	.09	.08	.06
Net realized and unrealized
gain (loss) on investments	2.48	2.51	(.38)	2.28	1.27
Total from Investment Operations	2.62	2.68	(.29)	2.36	1.33
Distributions:
Dividends from investment income—net	(.18)	(.10)	(.09)	(.07)	(.08)
Dividends from net realized
gain on investments	(.35)	(.02)	—	—	—
Total Distributions	(.53)	(.12)	(.09)	(.07)	(.08)
Net asset value, end of period	15.04	12.95	10.39	10.77	8.48
Total Return (%)	20.65	25.98	(2.72)	27.87	18.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.90	.92	.89	1.01
Ratio of net expenses
to average net assets	.91	.90	.92	.89	1.01
Ratio of net investment income
to average net assets	1.01	1.46	.86	.83	.71
Portfolio Turnover Rate	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period ($ x 1,000)	8,629	4,558	2,766	2,043	1,651

a	Based on average shares outstanding at each month end

See notes to financial statements.

		Year Ended May 31,
Class Z Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.94	10.38	10.76	8.48	7.22
Investment Operations:
Investment income—net[a]	.13	.15	.07	.07	.05
Net realized and unrealized
gain (loss) on investments	2.47	2.51	(.38)	2.27	1.28
Total from Investment Operations	2.60	2.66	(.31)	2.34	1.33
Distributions:
Dividends from investment income—net	(.16)	(.08)	(.07)	(.06)	(.07)
Dividends from net realized
gain on investments	(.35)	(.02)	—	—	—
Total Distributions	(.51)	(.10)	(.07)	(.06)	(.07)
Net asset value, end of period	15.03	12.94	10.38	10.76	8.48
Total Return (%)	20.50	25.80	(2.86)	27.61	18.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.03	1.07	1.03	1.10
Ratio of net expenses
to average net assets	1.01	1.03	1.07	1.03	1.10
Ratio of net investment income
to average net assets	.91	1.32	.71	.68	.60
Portfolio Turnover Rate	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period ($ x 1,000)	283,351	255,298	221,387	247,051	210,701

a	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	312,593,159	—	—	312,593,159
Equity Securities—
Foreign†	4,777,038	—	—	4,777,038
Mutual Funds	4,097,215	—	—	4,097,215
† See Statement of Investments for additional detailed categorizations.

At May 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended May 31, 2014,The Bank of New York Mellon earned $803 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2013 ($)	Purchases ($)	Sales ($)	5/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	989,549	30,292,396	27,184,730	4,097,215	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	2,573,717	12,114,661	14,688,378	—	—
Total	3,563,266	42,407,057	41,873,108	4,097,215	1.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of

1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,022,721, undistributed capital gains $34,731,510 and unrealized appreciation $81,217,068.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2014 and May 31, 2013 were as follows: ordinary income $7,057,815 and $1,696,420, and long-term capital gains $3,691,788 and $476,309, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2014 was approximately $23,000 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear, such excess expense. During the period ended May 31, 2014, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2014, the Distributor retained $2,978 from commissions earned on sales of the fund’s Class A shares and $51 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2014, Class C shares were charged $38,738 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2014, Class A and Class C shares were charged $52,287 and $12,913, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2014, Class Z shares were charged $222,850 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2014, the fund was charged $137,295 for transfer agency services and $8,450 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $678.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2014, the fund was charged $22,939 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2014, the fund was charged $998 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2014, the fund was charged $9,157 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $198,322, Distribution Plan fees $3,596, Shareholder Services Plan fees $15,982, custodian fees $4,153, Chief Compliance Officer fees $1,472 and transfer agency fees $28,539.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2014, amounted to $102,344,650 and $119,227,618, respectively.

At May 31, 2014, the cost of investments for federal income tax purposes was $240,250,344; accordingly, accumulated net unrealized appreciation on investments was $81,217,068, consisting of $82,526,121 gross unrealized appreciation and $1,309,053 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 2014 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 25, 2014

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 72.72% of the ordinary dividends paid during the fiscal year ended May 31, 2014 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,561,302 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund hereby reports $.1765 per share as a short-term capital gain distribution and $.1751 per share as a long-term capital gain distribution paid on December 5, 2013.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 6, 2013.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For	Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	13,401,044	911,046
Isabel P. Dunst†	13,415,588	896,502
Robin A. Melvin†	13,522,200	789,890
Roslyn M. Watson†	13,450,669	861,421

† Each of the above Board Members were duly elected by shareholders at the fund’s December 6, 2013 shareholder meeting. Gordon J. Davis was an existing Board Member previously having been elected by the fund’s Board. In addition, Joseph S. DiMartino,Whitney I. Gerard, Nathan Leventhal and Benaree Pratt Wiley continue as Board
Members of the fund.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Whitney I. Gerard (79)
Board Member (2003)
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP (1984-present)
No. of Portfolios for which Board Member Serves: 35
———————
Nathan Leventhal (71)
Board Member (2009)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 49

Robin A. Melvin (50)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113
———————
Roslyn M. Watson (64)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Benaree Pratt Wiley (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division
No. of Portfolios for which Board Member Serves: 33
J. Charles Cardona is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Gordon J. Davis (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59
Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.
———————
Isabel P. Dunst (67)
Board Member (2014)†
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP
No. of Portfolios for which Board Member Serves: 33
Isabel P. Dunst is deemed to be an “interested person” (as defined in the Act) of the fund as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† Robin A. Melvin, Roslyn M. Watson and Isabel P. Dunst were elected as Board Members of the fund on
December 6, 2013, effective January 1, 2014. J. Charles Cardona was elected as a Board Member of the fund as of February 27, 2014.
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

NOTES

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $6,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,040 in 2013 and $7,679  in 2014. These services consisted of: These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $1028 in 2014. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,714,645 in 2013 and $40,974,357 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 21, 2014

By:       /s/ Bradley J. Skapyak

            James Windels,

            Treasurer

Date:    July 21, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)